As filed with the Securities and Exchange Commission on August 7, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

2130 Pacwest Center, 1211 SW Fifth Avenue
Portland, OR 97204-3721
(Address of principal executive offices) (Zip code)

Robert McIver
2130 Pacwest Center, 1211 SW Fifth Avenue
Portland, OR 97204-3721
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2007

Date of reporting period:  May 31, 2007

Item 1. Report to Stockholders.

# *the* Jensen Portfolio

Annual Report, May 31, 2007

Strength Consistency Strategy Discipline Knowledge Focus Dedication Communication

JENSEN
INVESTMENT
MANAGEMENT®

Investment Adviser to *the* Jensen Portfolio

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

The Jensen Portfolio—Class J Shares—returned 18.05% for the year ended May 31, 2007, compared to a return of 22.80% for the Standard & Poor’s 500 Index for this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Portfolio.

Our Top Market Performers

Key contributors to the market performance of The Jensen Portfolio during the year were Stryker Corporation (which represented 5.01% of assets and returned 53.9%) and the McGraw-Hill Companies (which represented 5.00% of assets and returned 37.9%).  Stryker continued to deliver strong performance, reflected both in top line revenue increases and bottom line earnings growth. Early in January, the company forecast 20% earnings per share growth for the coming year, a feat that very few large cap companies consistently match. Stryker has grown earnings at these levels for nearly three decades and the market has justly rewarded the stock price of the company. McGraw-Hill continued to benefit from a robust environment for financial instruments and strong recognition of the company’s Standard and Poor’s brand within the financial services industry. Combined with a dominant position in educational publishing, we think the company’s prospects for sustained growth are bright.

Our Biggest Market Detractor

First Data Corp. (market decline of 12.0%) was the largest detractor from the Jensen Portfolio’s performance during the year. We acquired First Data Corp. in 2005 primarily because of its Western Union money transfer business but this business has now been spun off. We can no longer justify holding First Data for this reason and have sold our position.

Additionally, our intended lack of representation in the energy, utilities and telecom sectors impacted our performance, as compared to the performance of the S&P 500 Index. Companies within these sectors, although always steadfast components of the broadly diversified S&P 500, typically do not qualify for our investable universe—energy companies because of the commodity nature of their business, utility companies for the regulatory nature of their business, and telecom companies because of their lack of consistency and, therefore, predictability of long-term performance.

Portfolio Changes

During the year we sold Pfizer and First Data Corp., as previously noted. At the same time, Bed, Bath & Beyond and Microsoft Corporation were added. Separately, we recently added Danaher Corporation.

Although Pfizer has a strong financial foundation we felt pressures could impact future business performance. Certain key products face patent expiration while others face increased generic competition. We concluded that growth prospects for the company were diminished due to rising health care costs and a more stringent regulatory environment.

We are pleased to have added Bed, Bath & Beyond (2.92% of assets), a leading retailer that sells brand name, domestic merchandise and home furnishings. With nearly 820 stores nationwide, and a number of stores under two alternative brands, the company’s operating margins are the highest in the industry. We believe that a key to its success is the autonomy afforded to store managers who make purchasing decisions and can position the store to take on local competitors. This strategy has enabled the planned opening of hundreds of new stores over the next few years. The company also possesses high cash reserves and no debt.

Microsoft (3.96% of assets) has long been an industry leader in the software industry and we believe Microsoft offers a solid investment opportunity. We expect existing franchises and new development areas such as office productivity, next-generation operating systems, and gaming to provide continued growth. Also, of the $93 billion in cash used over the past five years, all but $7 billion was distributed to shareholders and we believe that future free cash flow generation will increase. Additionally, the company recently announced a $36 billion share buyback plan. Lastly, management is executing its leadership transition from Bill Gates and Steve Ballmer to the next generation of leaders.

 Danaher (2.18% of assets) manufactures a wide variety of industrial products. Acquisitions have been an integral part of the company’s growth strategy. Danaher targets companies with strong brand names and solid positions in attractive markets, then seeks to improve productivity, costs and margins. Danaher management believes it can accomplish these objectives through the application of a unique set of tools known as the Danaher Business System (DBS). The company has generated strong free cash flow and has done an excellent job of improving margins at acquired companies utilizing its DBS. We believe the company has strong future growth ahead of it.

the Jensen Portfolio

For the past five calendar years earnings growth of companies in the S&P 500 Index has averaged 17.7%; a greater rate than we believe is sustainable and higher than the index’s long-term historical, single-digit averages. Overall, earnings showed significant slowing in the 4Q 2006 and the 1Q 2007 and this slowing is expected to continue throughout 2007 to levels in the mid- to high-single digits. By contrast, the earnings growth outlook for companies in The Jensen Portfolio is in the range of 11% to 12%, a level that we believe will, if achieved, be attractive to investors.

The Jensen Market Commentary

May 31, 2007 completed the 15th year for the Jensen Portfolio. In reflection, this was a period of time during which the market exhibited nearly all of its idiosyncrasies. However, lest we think 15 years equates to long in tooth, the ages of all of the companies held in the current Portfolio are older and the markets in which they are traded predate them. Earlier in this letter, as well as elsewhere in this report, we present our market performance. We encourage you to review those sections, because it is an opportunity for you to reflect upon the Jensen Portfolio’s position in your investment plan.

Over our 15 years, there have been times when we were at a loss to explain our relative market performance, for example, when the Portfolio’s companies were largely ignored as the dot-com bubble was taking shape. On the other side of the coin, when the bubble burst and investors sought the relative safety of solid companies, we had no difficulty whatsoever in writing about the events of the year.

We profess to never having more than a vague knowledge about the future course of the market. We have frequently written that the market is unpredictable. While there are millions of opinions about where the market is headed (some phrased in a most eloquent and erudite manner), in our opinion, they are merely guesses. The best that can be said is that over the long haul, our security markets are (and should continue to be) a reflection of the economic experience of the companies that make up the markets.

We do know that if the report dissecting our market performance had been written on, say, December 31st rather than a May 31st, the analysis would be different because the market is never the same. As Nobel Prize-winning economist Paul Samuelson once quipped, “The stock market has forecast nine of the last five recessions.”

Markets Change, Jensen Discipline Remains Steadfast

We are on different ground, however, when we discuss our investment process. Over the past 15 years, we have had the opportunity to live with and learn more about the characteristics of the relatively few companies that qualify for the regimen of the Jensen Portfolio.

These thoroughbred companies have earned at least a 15% return on shareholders’ equity—that is, our pro rata share of equity—for at least 10 straight years. These companies are able to be so profitable because they have competitive advantages in their businesses and work diligently to protect them. With this kind of consistent return, their managers and boards are able to do many things to enrich their owners (that’s us, again) such as increasing dividends, buying back shares in the open market, paying down any debt, training employees, and/or committing to a research and development program.

That said, we recognize that the companies are engaged in an uncertain future as well. It is because of this uncertain future—both for markets and for companies—that we adopted our investment strategy. If we were to describe, in one word, the greatest attribute we seek in companies it would be: consistency. We believe that the companies most likely to perform consistently in the future are the ones that have performed consistently in the past.

An example might serve to explain the point. One of the Portfolio’s assets, Stryker Corp., has reported at least a 20% increase in per share profits in every year but one for the past 30 years. (That single year, 1999, was when the company doubled in size by acquiring Howmedica from Pfizer.) We can hardly find a better example of consistency, a hallmark of the companies in which we invest and a leading indicator of future success and ultimately, investment returns. Since a company’s intrinsic value is the present value of its future earnings—which is all about the future—we feel that consistent companies provide the best basis for that calculation.

Famed economist John Maynard Keynes and investment strategists/Professors Graham & Dodd, as well as the contemporary oracle Warren Buffett, all share similar goals for the assets they managed. Though their terminologies vary, they sought a “margin of safety” by purchasing companies at a discount to their intrinsic value. Graham and Dodd in their book “Security Analysis” wrote that “an issue is attractive only if the indicated value amply justifies the price paid; hence the price is an integral part of any investment decision.” In other words, they believed a successful investment operation demanded acquiring shares at a significant discount to intrinsic value.

We believe that by our commitment to the analysis of the Portfolio’s underlying businesses we are better able to provide the relative safety that is characteristic of strong companies and share in the growth of those companies. We appreciate your continued support.

Cordially,

This discussion and analysis of the Fund is as of May 2007 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Free Cash Flow:  Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Return on Equity:  Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.  For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Portfolio is distributed by Quasar Distributors, LLC (07/07).

the Jensen Portfolio

Average Annual - FOR PERIODS ENDED MAY 31, 2007

	1 YEAR	3 YEARS	5 YEARS	1O YEARS

the Jensen Portfolio - Class J	18.05%	7.06%	5.60%	9.14%

S&P 500 Stock Index	22.80%	13.03%	9.45%	7.78%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 1997 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestments.com.

the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31 2007

	1 YEAR	3 YEARS	SINCE INCEPTION July 30, 2003

the Jensen Portfolio - Class R	17.73%	6.80%	8.97%

S&P 500 Stock Index	22.80%	13.03%	14.16%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2007

	1 YEAR	3 YEARS	SINCE INCEPTION July 30, 2003

the Jensen Portfolio - Class I	18.23%	7.26%	9.43%

S&P 500 Stock Index	22.80%	13.03%	14.16%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

the Jensen Portfolio

the Jensen Portfolio

Statement of Assets & Liabilities

May 31, 2007

Assets:
Investments, at value (cost $1,665,678,472)	$2,330,247,287
Income receivable	3,234,974
Receivable for capital stock issued	2,754,705
Other assets	52,216
Total Assets	2,336,289,182

Liabilities:
Payable to Investment Adviser	974,495
Payable to Directors	37,063
Payable for capital stock redeemed	7,102,194
Other accrued expenses	793,872
Total Liabilities	8,907,624
NET ASSETS	$2,327,381,558

NET ASSETS CONSIST OF:
Capital stock	1,682,120,319
Unrealized appreciation on investments	664,568,815
Accumulated undistributed net investment income	2,942,007
Accumulated undistributed net realized loss	(22,249,583)
Total Net Assets	$2,327,381,558

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$1,963,519,672
Shares outstanding	68,831,645
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$28.53

Class R Shares:
Net assets	$22,272,421
Shares outstanding	783,538
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$28.43

Class I Shares:
Net assets	$341,589,465
Shares outstanding	11,975,006
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$28.53

8                                                                                                                                                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Schedule of Investments

May 31, 2007

SHARES		VALUE
	Common Stock - 99.31%
	Beverages - 6.00%
928,000	The Coca-Cola Company	$49,174,720
1,323,000	PepsiCo, Inc.	90,400,590
		139,575,310
	Capital Markets - 3.66%
1,659,000	T. Rowe Price Group Inc.	85,189,650
	Chemicals - 2.96%
1,595,000	Ecolab, Inc	68,824,250
	Commercial Banks - 3.69%
2,381,000	Wells Fargo & Company	85,930,290
	Commercial Services & Supplies - 3.92%
2,170,000	Equifax, Inc	91,205,100
	Electrical Equipment - 5.24%
2,515,000	Emerson Electric Co.	121,851,750
	Electronic Equipment & Instruments - 4.11%
1,124,000	CDW Corporation	95,697,360
	Food & Staples Retailing - 2.98%
2,097,000	Sysco Corporation	69,452,640
	Health Care Equipment & Supplies - 9.17%
1,821,400	Medtronic, Inc.	96,843,838
1,733,000	Stryker Corporation	116,648,230
		213,492,068
	Health Care Providers & Services - 2.19%
1,359,000	Patterson Companies Inc. (a)	50,989,680

	Household Products - 10.62%
644,000	The Clorox Company	43,238,160
1,387,000	Colgate-Palmolive Company	92,873,520
1,747,000	The Procter & Gamble
	Company	111,021,850
		247,133,530
	Industrial Conglomerates - 9.85%
1,281,500	3M Co	112,720,740
3,098,800	General Electric Company	116,452,904
		229,173,644
	IT Services - 7.26%
2,092,500	Automatic Data Processing, Inc.	103,997,250
1,607,000	Paychex, Inc.	64,922,800
		168,920,050

SHARES		VALUE
	Machinery - 2.18%
690,000	Danaher Corporation	$50,715,000

	Media - 9.64%
1,656,000	The McGraw-Hill
	Companies, Inc.	116,433,360
1,025,500	Omnicom Group Inc.	107,985,150
		224,418,510
	Pharmaceuticals - 8.96%
1,958,000	Abbott Laboratories	110,333,300
1,551,500	Johnson & Johnson	98,163,405
		208,496,705
	Software - 3.96%
3,007,200	Microsoft Corporation	92,230,824

	Specialty Retail - 2.92%
1,672,000	Bed Bath & Beyond, Inc. (a)	67,983,520
	Total Common Stock
	(Cost $1,646,711,066)	2,311,279,811

PRINCIPAL AMOUNT

	Short Term Investments - 0.81%
	Commerical Paper - 0.81%
$18,961,000	Rabobank USA Finance
	Corporation, 5.29%,
	6/1/2007	18,961,000

	Variable Rate Demand Notes (b) - 0.00%
6,406	Wisconsin Corporate Central
	Credit Union, 4.99%	6,406

	Total Short Term Investments
	(Cost $18,967,406)	18,967,406
	Total Investments - 100.12%
	(Cost $1,665,678,472)	2,330,247,287
	Liabilities in Excess of
	Other Assets - (0.12%)	(2,865,729)
	NET ASSETS - 100.00%	$2,327,381,558

(a) Non-Income Producing
(b) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of May 31, 2007.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.                                                                                                                                                   9

the Jensen Portfolio

Statement of Operations

Year Ended May 31, 2007

Investment Income:

Dividend income	$35,491,938
Interest income	1,564,544
37,056,482
Expenses:

Investment advisory fees	11,020,906
12b-1 fees–Class J	4,491,486
Administration fees	856,960
Transfer agent fees and expenses	403,998
Custody fees	212,625
Shareholder servicing fees–Class I	195,355
Directors’ fees and expenses	154,677
Fund accounting fees	146,559
Reports to shareholders	143,589
Federal and state registration fees	126,142
Professional fees	114,366
12b-1 fees–Class R	109,925
Other	60,023
Total expenses	18,036,611

NET INVESTMENT INCOME	19,019,871

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment
transactions	38,884,573
Change in unrealized appreciation on
investments	302,562,999
Net gain on investments	341,447,572

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$360,467,443

Statements of Changes in
Net Assets
	YEAR ENDED	YEAR ENDED
	MAY 31, ‘07	MAY 31, ‘06
Operations:
Net investment income	$19,019,871	$22,734,285
Net realized gain on
investment transactions	38,884,573	5,903,020
Change in unrealized
appreciation on
investments	302,562,999	52,872,656
Net increase in net assets
resulting from operations	360,467,443	81,509,961
Capital Share Transactions:
Shares issued–Class J	428,024,945	455,075,202
Shares issued–Class R	8,505,307	9,197,191
Shares issued–Class I	194,283,893	106,445,423
Shares issued to holders in
reinvestment of
dividends–Class J	13,964,384	17,159,885
Shares issued to holders in
reinvestment of
dividends–Class R	126,551	141,934
Shares issued to holders in
reinvestment of
dividends–Class I	3,653,721	2,546,748
Shares redeemed–Class J	(525,071,602)	(1,439,196,668)
Shares redeemed–Class R.	(10,918,934)	(12,687,317)
Shares redeemed–Class I	(221,507,714)	(94,872,855)
Net (decrease)	(108,939,449)	(956,190,457)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment
income–Class J	(14,846,342)	(19,575,552)
Net investment
income–Class R	(126,551)	(141,934)
Net investment
income–Class I	(4,072,037)	(3,184,405)
Total dividends and
distributions	(19,044,930)	(22,901,891)
INCREASE (DECREASE) IN
NET ASSETS	232,483,064	(897,582,387)
NET ASSETS:
Beginning of year	2,094,898,494	2,992,480,881
End of year (including
undistributed net
investment income of
$2,942,007 and $2,967,066,
respectively)	$2,327,381,558	$2,094,898,494

10                                                                                                                                                               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Financial Highlights

Class J
	YEAR ENDED	YEAR ENDED	YEAR ENDED		YEAR ENDED	YEAR ENDED
	MAY 31, ’07	MAY 31, ’06	MAY 31, ’05		MAY 31, ’04	MAY 31, ’03
Per Share Data:
Net asset value, beginning
of year	$24.37	$23.79	$23.82		$20.80	$22.51
Income from investment operations:
Net investment income	0.22	0.22	0.18		0.16	0.11
Net realized and unrealized gains
(losses) on investments	4.16	0.56	(0.03	)(1)	3.01	(1.73)
Total from investment
operations	4.38	0.78	0.15		3.17	(1.62)
Less distributions:
Dividends from net investment
income	(0.22)	(0.20)	(0.18)		(0.15)	(0.09)
Total distributions	(0.22)	(0.20)	(0.18)		(0.15)	(0.09)
Net asset value, end of year	$28.53	$24.37	$23.79		$23.82	$20.80
Total return	18.05%	3.30%	0.61%		15.28%	–7.17%
Supplemental data and ratios:
Net assets, end of year (000’s).	$1,963,520	$1,764,212	$2,680,169		$2,046,288	$1,453,069
Ratio of expenses to average
net assets	0.85%	0.85%	0.85%		0.88%	0.90%
Ratio of net investment income to
average net assets	0.83%	0.85%	0.77%		0.71%	0.62%
Portfolio turnover rate	13.77%	10.20%	8.81%		5.32%	7.22%

(1) The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.                                                                                                                                                                 11

the Jensen Portfolio

Financial Highlights

Class R
					PERIOD FROM
	YEAR ENDED	YEAR ENDED	YEAR ENDED		JUL. 30, ‘03(1)
	MAY 31, ’07	MAY 31, ’06	MAY 31, ’05		TO MAY 31, ‘04
Per Share Data:
Net asset value, beginning of period	$24.29	$23.71	$23.76		$20.93
Income from investment operations:
Net investment income	0.15	0.14	0.14		0.13
Net realized and unrealized gains (losses)
on investments	4.14	0.59	(0.05	)(2)	2.83
Total from investment operations	4.29	0.73	0.09		2.96
Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.14)		(0.13)
Total distributions	(0.15)	(0.15)	(0.14)		(0.13)
Net asset value, end of period	$28.43	$24.29	$23.71		$23.76
Total return(3)	17.73%	3.07%	0.40%		14.13%
Supplemental data and ratios:
Net assets, end of period (000’s)	$22,272	$21,100	$23,884		$799
Ratio of expenses to average net assets(4)	1.10%	1.10%	1.10%		1.12%
Ratio of net investment income to
average net assets(4)	0.58%	0.60%	0.54%		0.45%
Portfolio turnover rate(3)	13.77%	10.20%	8.81%		5.32%

(1)	Commencement of operations.
(2)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

12                                                                                                                                                                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Financial Highlights

Class I
					PERIOD FROM
	YEAR ENDED	YEAR ENDED	YEAR ENDED		JUL. 30, ‘03(1)
	MAY, 31, ’07	MAY 31, ’06	MAY 31, ’05		TO MAY 31, ‘04
Per Share Data:
Net asset value, beginning of period	$24.38	$23.80	$23.82		$20.93
Income from investment operations:
Net investment income	0.25	0.24	0.23		0.12
Net realized and unrealized gains (losses)
on investments	4.16	0.59	(0.04	)(2)	2.92
Total from investment operations	4.41	0.83	0.19		3.04
Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.21)		(0.15)
Total distributions	(0.26)	(0.25)	(0.21)		(0.15)
Net asset value, end of period	$28.53	$24.38	$23.80		$23.82
Total return(3)	18.23%	3.56%	0.77%		14.54%
Supplemental data and ratios:
Net assets, end of period (000’s).	$341,589	$309,587	$288,428		$227,561
Ratio of expenses to average net assets(4)	0.65%	0.67%	0.67%		0.70%
Ratio of net investment income to
average net assets(4)	1.03%	1.03%	0.95%		0.87%
Portfolio turnover rate(3)	13.77%	10.20%	8.81%		5.32%

(1)	Commencement of operations.
(2)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.                                                                                                                                                                 13

the Jensen Portfolio

Notes to the Financial Statements

May 31, 2007

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to a 0.10% shareholder servicing fee, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund’s Board of Directors. There were no securities valued by the Board of Directors as of May 31, 2007. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices better reflect market values.

b) Federal Income Taxes – No provision for federal income taxes has been made since the Fund has complied to date with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense  in the current year.  Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

d) Distributions to Shareholders – Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

e) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 f) Guarantees and Indemnifications – In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser. Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.

the Jensen Portfolio

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:
	YEAR ENDED	YEAR ENDED
	MAY 31, ‘07	MAY 31, ‘06
Class J
Shares sold	16,272,974	19,041,206
Shares issued to holders in
reinvestment of dividends	543,529	717,440
Shares redeemed	(20,364,667)	(60,051,647)
Net (decrease)	(3,548,164)	(40,293,001)
Shares outstanding:
Beginning of year	72,379,809	112,672,810
End of year	68,831,645	72,379,809

Class R
Shares sold	328,331	386,312
Shares issued to holders in
reinvestment of dividends	4,944	5,928
Shares redeemed	(418,468)	(530,971)
Net (decrease)	(85,193)	(138,731)
Shares outstanding:
Beginning of year	868,731	1,007,462
End of year	783,538	868,731

Class I
Shares sold	7,479,267	4,420,414
Shares issued to holders in
reinvestment of dividends	141,075	106,100
Shares redeemed	(8,346,303)	(3,946,669)
Net increase (decrease)	(725,961)	579,845
Shares outstanding:
Beginning of year	12,700,967	12,121,122
End of year	11,975,006	12,700,967

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2007, were $298,573,447 and $389,327,154; respectively.

4. Income Taxes

At May 31, 2007, the Fund had accumulated net realized capital loss carryovers of $22,240,768 of which 844,642 and 21,396,126 will expire on 5/31/2013 and 5/31/2014, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $22,901,891 and $19,044,930 paid during the years ended May 31, 2006 and May 31, 2007, respectively, were classified as ordinary for income tax purposes.

At May 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,665,687,287
Gross unrealized appreciation	669,174,584
Gross unrealized depreciation	(4,614,584)
Net unrealized appreciation	$664,560,000
Undistributed ordinary income	$2,942,007
Undistributed long-term capital gain	—
Total distributable earnings	$2,942,007
Other accumulated losses	$(22,240,768)
Total accumulated earnings	$645,261,239

5. Line of Credit

he Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the year ended May 31, 2007, the Fund borrowed on the line of credit on six days, with an average borrowing on those days of $1,464,667.

6. Investment Advisory Agreement

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s daily net assets.
Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may make payment to the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

the Jensen Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Jensen Portfolio, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
July 24, 2007

the Jensen Portfolio

Expense Example – May 31, 2007 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2006 – May 31, 2007).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line  under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5%per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

The Jensen Portfolio–Class J
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2006	MAY 31, 2007	DECEMBER 1, 2006 – MAY 31, 2007
Actual	$1,000.00	$1,080.40	$4.41
Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.28
* Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class R
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2006	MAY 31, 2007	DECEMBER 1, 2006 – MAY 31, 2007
Actual	$1,000.00	$1,078.90	$5.70
Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54
* Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class I
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2006	MAY 31, 2007	DECEMBER 1, 2006 – MAY 31, 2007
Actual	$1,000.00	$1,081.40	$3.27
Hypothetical (5% annual return before expenses)	1,000.00	1,021.79	3.18
* Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

the Jensen Portfolio

Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that a fund’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew The Jensen Portfolio’s (the “Fund”) existing Investment Advisory Agreement (“Existing Agreement”) and whether to approve a proposed new Investment Advisory Agreement (“New Agreement”), the Fund’s Board of Directors, including the independent directors (the “Board”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”), and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Existing Agreement and the approval of the New Agreement.

The entire Board first met on October 12, 2005 and January 11 , 2006 to consider the planned retirement of Gary Hibler and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations. The entire Board met again on April 12, 2006 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. At the April 12 meeting, the independent directors (“Independent Directors”) met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Existing Agreement and the New Agreement. The entire Board then met again on July 19, 2006 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. At the July 19 meeting, the Independent Directors reconvened in a separate meeting with their legal counsel to consider the additional information provided by the Adviser and to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. During those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day to day management of the Fund.  The Board noted the Adviser’s focus on the business of the Fund, the additions to the Adviser’s staff to support research activities, compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.  In particular, the Board noted the Adviser’s recent addition of two research analysts and new investment research tools and analysis services to enhance the Adviser’s research capabilities.

The Board considered the proposed changes in the Adviser’s ownership and management and the potential impact on the Fund and the Adviser.  The Board studied the Adviser’s succession plans, its organizational and ownership structure, and the composition of its five-person investment committee, which makes all investment decisions for the Fund.  Based on these and other factors, including those referenced below, the Board concluded that the services provided to the Fund continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance

The Board examined the investment performance of the Fund compared to appropriate securities indices, to appropriate Lipper and Morningstar categories, and to other mutual funds of similar asset size and with similar investment objectives and strategies. Performance over one-, three-, five- and ten-year periods for the Fund was analyzed.  The Board noted that the Fund outperformed its benchmark index and comparable funds for the five- and ten-year periods, but underperformed its benchmark index and comparable funds for the one- and three-year periods.  Moreover, the Board found that redemptions of Fund shares during the last 12 months significantly exceeded sales of new Fund shares, resulting in lower overall assets in the Fund from the prior year.  The Board understood, based on the data presented, that approximately 20% of the Fund’s underperformance compared to its benchmark index for the three-year period was due to the Fund’s lack of exposure to the energy and utility sectors, which contained no companies that qualified under the Fund’s investment criteria.

the Jensen Portfolio

The Board observed that the Adviser appeared to have adhered to its strict investment discipline.  The Board also considered the Fund’s long-term investment strategy and the Adviser’s belief that over time the favorable business performance of the Fund’s portfolio companies would be reflected in similar market returns. As a result of these and other factors, although the Board encouraged the Adviser to take steps to ensure that the Fund’s short-term results were consistent with the Fund’s long-term investment objective and to address the net redemption of Fund shares, the Board concluded that the long term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category.  The Board noted that the Fund’s advisory fee of 0.50% continued to be below the average and the median for the category.  The Board also noted that the Fund is a single fund (as opposed to a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser.  The Board observed that, with the exception of a few existing clients, the Adviser charges its separate accounts a minimum of 0.50%. The Board considered the Fund’s expense ratio and the expense ratios of funds in the Fund’s Lipper category.  The Board noted that the Fund’s expense ratio continued to be below the average and the median for the category and that the Fund had a low portfolio turnover rate.

The Board also noted that the advisory fee rate and the expenses for which the Fund would be responsible under the New Agreement would be unchanged from those under the Existing Agreement.

Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer group.

Profitability of the Adviser

The Board considered the profitability of the Existing Agreement to the Adviser, including the methodology used to calculate the Adviser’s profitability, and compared the Adviser’s profitability with that of selected publicly traded mutual fund advisers. When adjusted for certain marketing revenues and expenses, it appeared that the Adviser’s pre-tax profit was not significantly higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms.  It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of profits through their equity ownership in the firm.  The Board also considered the facts that the Adviser pays certain administrative expenses of the Fund, including certain sub-transfer agency costs and the cost of the Fund’s Chief Compliance Officer, that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent four to five years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits.

The Board also examined the Adviser’s profitability from the Fund on a stand-alone basis against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser.  The Board understood that economies of scale are realized from managing one fund compared to managing over 100 separate accounts and that the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.  The Board noted that the Adviser’s profitability from the Fund for 2006 was projected to be lower as a result of the declining asset levels of the Fund.  The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various allocations and other assumptions used.  Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.85% for the nine months ended February 28, 2006. Regarding the issue of breakpoints, the Board observed from the data presented that most funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset levels.  The Board acknowledged the significant decline in Fund assets in the past year, making economies of scale less likely since the last time the Board considered a breakpoint in the Fund’s advisory fee.  Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time.

the Jensen Portfolio

Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party “soft dollars.”  The Board understood that the Adviser’s non-Fund business was approximately 20% of the Adviser’s total business.  The Board concluded that, while the Adviser’s non-Fund business might benefit from the Adviser’s association with the Fund, any such benefit was difficult to quantify and likely not significant.

Other Factors and Considerations

The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers.  At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance, and interviews the Fund’s portfolio managers.

Based on its evaluation of all material factors and the information provided to it, the Board of Directors, including all of the Independent Directors, voted unanimously on July 19, 2006 (i) to renew the Existing Agreement for a one-year period until July 31, 2007 and (ii) to approve the New Agreement and recommend that shareholders approve the New Agreement.

2. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of The Jensen Portfolio, Inc. (the “Fund”), adjourned on November 13, 2006, was held on December 13, 2006 (the “Special Meeting”) at the offices of Jensen Investment Management, Inc., the investment adviser to the Fund (the “Adviser”).  The purpose of the Special Meeting was to approve a new investment advisory agreement between the Fund and the Adviser.  As of the record date, September 7, 2006, there were 81,890,299 shares issued and outstanding and entitled to vote at the Special Meeting.  A total of 43,538,504.24 shares were present in person or by proxy at the Special Meeting.

The results of the vote at the Special Meeting with respect to the new investment advisory agreement were as follows:

	NUMBER OF	PERCENT OF	PERCENT OF
	SHARES VOTED	SHARES OUTSTANDING	SHARES PRESENT
For	42,343,639.51	51.70%	97.26%
Against	457,985.13	0.56%	1.05%
Withhold/
Abstain	736,879.60	0.90%	1.69%

Accordingly, the proposal was approved by the Fund’s shareholders.

3. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:
The Fund designates 4% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

the Jensen Portfolio

4. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

5. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors
# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	CO MPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH O F	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Norman W. Achen J.D., 85	Independent	Indefinite Term;	President of N.W.	1	None
The Jensen Portfolio, Inc.	Director	Served since	Achen Professional
2130 Pacwest Center		inception.	Corporation
1211 SW Fifth Avenue			(1980 – present).
Portland, OR 97204

Roger A. Cooke J.D., 58	Independent	Indefinite Term;	Vice President – Regulatory	1	None
The Jensen Portfolio, Inc.	Director	since June 1999.	and Legal Affairs of
2130 Pacwest Center			Precision Castparts Corp.,
1211 SW Fifth Avenue			an investment casting and
Portland, OR 97204			forging company,
(2000 – present);
Executive Vice President –
Regulatory and Legal
Affairs of Fred Meyer, Inc.,
a grocery and general
merchandise company,
(1992 – 2000).

Robert E. Harold	Independent	Indefinite Term;	Senior Director of	1	Director of
C.P.A. (Retired), 59	Director	since	Financial Planning		StoriedLearning,
The Jensen Portfolio, Inc.		September	of Nike, Inc., a footwear		Inc. (2000 – 2003);
2130 Pacwest Center		2000.	and apparel company		Director of St. Mary’s
1211 SW Fifth Avenue			(2001 – 2002); Global		Academy, a non-profit
Portland, OR 97204			Brand Controller for Nike,		high school
			Inc. (1996, 1997, 2000 –		(2000 – present);
			2001); Interim Chief		Director of Laika, Inc.
			Financial Officer for Nike,		(formerly Will Vinton
			Inc. (1998 – 1999); Interim		Studios), an animation
			Chief Executive Officer		studio (2002 – present);
			for Laika, Inc. (formerly		Director of The
			Will Vinton Studios), an		Sisters of the Holy
			animation studio (March		Names Foundation
			2005 – October 2005).		(2004 – present).

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH O F	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr., 63	Independent	Indefinite Term;	Private rancher and	1	None
The Jensen Portfolio, Inc.	Director	since	real estate investor
2130 Pacwest Center		December 2003	(2002 – Present);
1211 SW Fifth Ave.			Chief Executive Officer
Portland, OR 97204			(2000 – 2002)
and President (1998 –
2000) of Columbia Man-
agement Company (now
called Columbia Manage-
ment Advisors, Inc.),
investment adviser to the
Columbia Funds family of
mutual funds and to insti-
tutional and individual
investors.
DIRECTOR EMERITUS

Louis B. Perry, Ph.D, 89	Director	Indefinite Term;	Retired	1	None
The Jensen Portfolio, Inc.	Emeritus	Served since
2130 Pacwest Center		inception
1211 SW Fifth Ave.		(at times as
Portland, OR 97204		Director
Emeritus).

the Jensen Portfolio

Interested Directors and Officers
# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE CO MPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen,* 77	Director and	Indefinite Term;	Chairman and Director	1	None
The Jensen Portfolio, Inc.	Chairman	Served as	of Jensen Investment
2130 Pacwest Center		Director since	Management, Inc.
1211 SW Fifth Avenue		inception; Served as	(1988 – 2004).
Portland, OR 97204		President from inception
to March 2002;
Served as Chairman since
March 2002.

Gary W. Hibler,* Ph.D., 63	Director	Indefinite Term;	President and Director	1	None
The Jensen Portfolio, Inc.		Served as Director since	of Jensen Investment
2130 Pacwest Center		inception; Served as	Management, Inc.
1211 SW Fifth Avenue		Secretary from	(1999 – February 2007);
Portland, OR 97204		inception to	Secretary and Director
		March 2002;	of Jensen Investment
		Served as Treasurer	Management, Inc.
		from December 2002	(1994 – 1999).
to March 2004;
Served as
President from
March 2002 to
February 2007.

Robert D. McIver,* 41	President	Indefinite Term;	President of Jensen	N/A	N/A
Jensen Investment		Served as President since	Investment Management,
Management, Inc.		February 2007.	Inc. (February 2007-
2130 Pacwest Center			present); Director of
1211 SW Fifth Ave.			Operations of Jensen
Portland, OR 97204			Investment Management,
Inc. (2004-February
2007); General Manager
of Fairmont Villa
Management and Vice
President of Fairmont
Riverside Golf Estates Ltd
(2001-2004).

Robert F. Zagunis,* 53	Vice President	1 Year Term;	Vice President and	N/A	N/A
Jensen Investment		Served since	Director of Jensen
Management, Inc.		inception.	Investment Management,
2130 Pacwest Center			Inc. (1993 – present).
1211 SW Fifth Avenue
Portland, OR 97204

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE CO MPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert G. Millen,* 60	Vice President	1 Year Term;	Vice President and	N/A	N/A
Jensen Investment	and Secretary	Served as Vice	Director of Jensen
Management, Inc.		President from July	Investment Management,
2130 Pacwest Center		2001 to March	Inc. (2000 – present);
1211 SW Fifth Avenue		2002 and since June	Vice President of
Portland, OR 97204		2005; Served as	Principal Financial
		Secretary since	Group, an insurance
		March 2002.	company (1997 – 2000).

Brian S. Ferrie,* 48	Treasurer,	1 Year Term; Served	Vice President, Director	N/A	N/A
Jensen Investment	Chief	since March 2004.	of Finance and Chief
Management, Inc.	Compliance		Compliance Officer
2130 Pacwest Center	Officer and AML		for Jensen Investment
1211 SW Fifth Avenue	Compliance		Management, Inc.
Portland, OR 97204	Officer		(2003 – present); Vice
President and CFO of
Berger Financial Group
LLC (2001 – 2003); Vice
President and Chief
Compliance Officer of
Berger Financial Group
LLC (1994 – 2001).

* This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
** Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

**Investment Adviser**

Jensen Investment Management, Inc.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721
800.992.4144
www.jenseninvestment.com

**Fund Administrator, Transfer Agent, and Fund Accountant**

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

**Custodian**

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

**Legal Counsel**

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

**Independent Registered Public Accounting Firm**

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, WI 53202

**Distributor**

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics has previously been filed.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert E. Harold, CPA (Retired), is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant during the last two fiscal years ended May 31, 2007 and 2006.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/07	FYE 5/31/06
Audit Fees	$31,350	$29,850
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence in its audit of the Registrant and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/07	FYE 5/31/06
Registrant	$0	$0
Registrant’s Investment Adviser	$19,375	$29,376

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Since the filing of the Fund’s most recent Schedule 14A, the Fund approved a new policy allowing shareholders to recommend nominees to the Fund’s board of directors and adopted procedures for shareholders to recommend nominees to the Fund’s board of directors.  Shareholders may submit recommendations for nominees to serve on the Fund’s board of directors  to the Nominating Committee, which is responsible for evaluating and nominating board of director candidates.  Recommendations by shareholders, along with appropriate background material concerning the candidate’s qualification to serve as a director of the Fund, must be submitted to the Chairman of the Nominating Committee, 2130 Pacwest Center, 1211 SW Fifth Avenue Portland, OR 97204-3721.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Jensen Portfolio, Inc.

By (Signature and Title)*      /s/ Robert McIver
                            Robert McIver, President

Date                                8/7/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert McIver
                                                 Robert McIver, President

Date        8/7/2007
By (Signature and Title)       /s/ Brian Ferrie
             Brian Ferrie, Treasurer

Date                        8/7/2007